CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Jun. 30, 2020
Cash and cash equivalents [abstract]
Schedule Of Cash Cash Equivalents And Short Term Investments [text block]
Amounts in R million	Note	2020	2019

Cash on hand		63.5	125.2
Access deposits and income funds [1]		1,632.3	136.0
Restricted cash [2]		19.3	18.3

		1,715.1	279.5

Interest earned on cash and cash equivalents	6	63.1	17.0
[1] These consist of access deposit notes and conservatively managed income funds that are diversified across the major financial institutions in South Africa. At reporting date all of these instruments had same day or next day liquidity and effective annual yields of between 5.5% and 7%
[2] These consist of cash held on call to fund environmental and other guarantees issued by the Standard Bank of South Africa Limited.

Sensitivity analysis for types of market risk cash [text block]
Amounts in R million	2020	2019

100bp increase	10.0	2.8
100bp (decrease)	(10.0)	(2.8)